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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported) December 22, 2004

                 CWABS, INC. (as depositor under the Sale and Servicing Agreement, dated as of December 22, 2004, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2004-R).

                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

           Delaware                       333-118926             95-4596514
-------------------------------          ------------           -----------
  (State or Other Jurisdiction           (Commission          (I.R.S. Employer
       of Incorporation)                 File Number)       Identification No.)


       4500 Park Granada
     Calabasas, California                               91302
    ------------------------                            --------
     (Address of Principal                             (Zip Code)
       Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8.
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Item 8.01. Other Events.
----       ------------

Description of the Notes and the Mortgage Pool*
----------------------------------------------

         On December 22, 2004, CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of December 22, 2004 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as sponsor and as master servicer, CWABS Revolving Home Equity Loan Trust, Series 2004-R (the "Trust") and JPMorgan Chase Bank, N.A., as indenture trustee (the "Indenture Trustee"), relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2004-R (the "Notes"). The Sale and Servicing Agreement is annexed hereto as Exhibit 99.1.

         The Company and CHL entered into a Purchase Agreement, dated as of December 22, 2004 (the "Mortgage Loan Purchase Agreement"), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Sale and Servicing Agreement. The Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 99.2.

         The Trust and the Indenture Trustee entered into an Indenture, dated as of December 22, 2004 (the "Indenture"), providing for the issuance of the Notes. The Indenture is annexed hereto as Exhibit 99.3.

         In addition to the above agreements, XL Capital Assurance Inc. issued a Surety Bond, dated December 22, 2004 (the "Surety Bond"), providing for the guarantee of certain payments with respect to the Notes upon certain conditions. The Surety Bond is annexed hereto as Exhibit 99.4.

         Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company entered into a Trust Agreement, dated as of December 15, 2004 (the "Trust Agreement"), providing for the creation of the Trust. The Trust Agreement is annexed hereto as Exhibit 99.5.








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*        Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 25, 2004 and the Prospectus Supplement dated December 20, 2004, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2004-R (the "Prospectus").

Section 9.
----------

Item 9.01. Financial Statements, Pro Forma Financial
----       -----------------------------------------

         Information And Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

99.1 The Sale and Servicing Agreement, dated as of December 22, 2004, by and among the Company, CHL, the Trust and the Indenture Trustee.

99.2 The Purchase Agreement, dated as of December 22, 2004, by and between the Company and CHL.

99.3 The Indenture, dated as of December 22, 2004, by and between the Trust and the Indenture Trustee.

99.4 The Note Guaranty Surety Bond, dated as of December 22, 2004, issued by XL Capital Assurance Inc.

99.5 The Trust Agreement, dated as of December 15, 2004, by and among Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWABS, INC.






                                                 By:   /s/ Leon Daniels, Jr.
                                                       ---------------------
                                                       Leon Daniels, Jr.
                                                       Vice President


Dated: January 10, 2005

EXHIBIT INDEX
-------------

Exhibit           Description
-------           -----------

99.1 The Sale and Servicing Agreement, dated as of December 22, 2004, by and among the Company, CHL, the Trust and the Indenture Trustee.

99.2 The Purchase Agreement, dated as of December 22, 2004, by and between the Company and CHL.

99.3 The Indenture, dated as of December 22, 2004, by and between the Trust and the Indenture Trustee.

99.4 The Note Guaranty Surety Bond, dated as of December 22, 2004, issued by XL Capital Assurance Inc.

99.5 The Trust Agreement, dated as of December 15, 2004, by and among Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company.

                                 EXHIBIT 99.1

[Insert Sale and Servicing Agreement here]

                                 EXHIBIT 99.2

[Insert Mortgage Loan Purchase Agreement here]

                                 EXHIBIT 99.3

[Insert Indenture here]

                                 EXHIBIT 99.4

[Insert Surety Bond here]

                                 EXHIBIT 99.5

[Insert Trust Agreement here]